NEWS RELEASE

The Progressive Corporation	Company Contact:
300 North Commons Blvd.	Douglas S. Constantine
Mayfield Village, Ohio 44143	(440) 395-3707
http://www.progressive.com	investor_relations@progressive.com

PROGRESSIVE REPORTS OCTOBER RESULTS

MAYFIELD VILLAGE, OHIO -- November 19, 2025 -- The Progressive Corporation (NYSE:PGR) today reported the following results for the month ended October 31, 2025:

	October
(millions, except per share amounts and ratios; unaudited)	2025	2024	Change
Net premiums written	$7,002	$6,578	6%
Net premiums earned	$7,078	$6,387	11%
Net income	$846	$408	107%
Per share available to common shareholders	$1.44	$0.69	107%
Total pretax net realized gains (losses) on securities	$57	$(88)	(165)%
Combined ratio	89.7	94.1	(4.4)	pts.
Average diluted equivalent common shares	588.1	587.7	0%

	October 31,
(thousands; unaudited)	2025	2024	% Change
Policies in Force
Personal Lines
Agency – auto	10,720	9,581	12
Direct – auto	15,802	13,653	16
Special lines	6,996	6,504	8
Property	3,660	3,485	5
Total Personal Lines	37,178	33,223	12
Commercial Lines	1,201	1,141	5
Companywide	38,379	34,364	12

Progressive offers personal and commercial insurance throughout the United States. Our Personal Lines business writes insurance for personal vehicles (auto and special lines products) and personal property insurance for homeowners and renters. Our Commercial Lines business writes auto-related liability and physical damage insurance, business-related general liability and commercial property insurance predominantly for small businesses, and workers’ compensation insurance primarily for the transportation industry.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPREHENSIVE INCOME STATEMENT
For the month ended October 31, 2025
(millions)
(unaudited)

	Current Month	Comments on Monthly Results[1]
Net premiums written	$7,002

Revenues:
Net premiums earned	$7,078
Investment income	318
Net realized gains (losses) on securities:
Net realized gains (losses) on security sales	(22)
Net holding period gains (losses) on securities	80
Net impairment losses	(1)
Total net realized gains (losses) on securities	57
Fees and other revenues	100
Service revenues	42
Total revenues	7,595

Expenses:
Losses and loss adjustment expenses	4,853
Policy acquisition costs	529
Other underwriting expenses	994
Policyholder credit expense	73
Investment expenses	2
Service expenses	45
Interest expense	23
Total expenses	6,519

Income before income taxes	1,076
Provision for income taxes	230
Net income	846

Other comprehensive income (loss):
Change in total net unrealized gains (losses) on fixed-maturity securities	72
Total comprehensive income (loss)	$918

1 For a description of our financial reporting and accounting policies as it applies to information contained throughout this release, see Note 1 to our 2024 audited consolidated financial statements included in our 2024 Shareholders’ Report, which can be found at www.progressive.com/annualreport.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPREHENSIVE INCOME STATEMENTS
For the year-to-date periods ended October 31,
(millions)
(unaudited)

	Year-to-Date
	2025	2024
Net premiums written	$70,668	$62,897

Revenues:
Net premiums earned	$67,646	$58,042
Investment income	2,927	2,301
Net realized gains (losses) on securities:
Net realized gains (losses) on security sales	10	(347)
Net holding period gains (losses) on securities	518	576
Net impairment losses	(1)	0
Total net realized gains (losses) on securities	527	229
Fees and other revenues	996	877
Service revenues	424	344
Total revenues	72,520	61,793

Expenses:
Losses and loss adjustment expenses	44,707	40,795
Policy acquisition costs	5,051	4,413
Other underwriting expenses	9,417	7,690
Policyholder credit expense	1,023	0
Investment expenses	28	23
Service expenses	445	373
Interest expense	232	232
Total expenses	60,903	53,526

Income before income taxes	11,617	8,267
Provision for income taxes	2,414	1,735
Net income	9,203	6,532

Other comprehensive income (loss):
Changes in:
Total net unrealized gains (losses) on fixed-maturity securities	1,683	449
Net unrealized losses on forecasted transactions	1	0
Other comprehensive income (loss)	1,684	449
Total comprehensive income (loss)	$10,887	$6,981

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPUTATION OF NET INCOME AND COMPREHENSIVE INCOME PER SHARE
&
INVESTMENT RESULTS
For the month and year-to-date periods ended October 31,
(millions – except per share amounts)
(unaudited)

The following table sets forth the computation of per share results:
	October	Year-to-Date
	2025	2025	2024

Net income	$846	$9,203	$6,532
Less: Preferred share dividends and other	0	0	17
Net income available to common shareholders	$846	$9,203	$6,515
Per common share:
Basic	$1.44	$15.70	$11.13
Diluted	$1.44	$15.65	$11.09

Comprehensive income (loss)	$918	$10,887	$6,981
Less: Preferred share dividends and other	0	0	17
Comprehensive income (loss) attributable to common shareholders	$918	$10,887	$6,964
Per common share:
Diluted	$1.56	$18.51	$11.85

Average common shares outstanding - Basic	586.5	586.3	585.5
Net effect of dilutive stock-based compensation	1.6	1.8	2.2
Total average equivalent common shares - Diluted	588.1	588.1	587.7

The following table sets forth the investment results for the period:
	October	Year-to-Date
	2025	2025	2024
Fully taxable equivalent (FTE) total return:
Fixed-income securities	0.4%	6.2%	3.6%
Common stocks	2.2%	16.3%	19.2%
Total portfolio	0.5%	6.6%	4.3%

Pretax annualized investment income book yield	4.2%	4.2%	3.9%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
For the month ended October 31, 2025
($ in millions)
(unaudited)

Current Month
	Personal Lines Business				Commercial
	Vehicles				Lines	Companywide
	Agency	Direct	Property	Total	Business[1]	Total
Net Premiums Written	$2,549	$3,383	$252	$6,184	$818	$7,002
% Growth in NPW	9%	16%	(3)%	12%	(23)%	6%
Net Premiums Earned	$2,543	$3,369	$266	$6,178	$900	$7,078
% Growth in NPE	10%	17%	(3)%	13%	(4)%	11%

GAAP Ratios
Loss/LAE ratio	67.1	70.6	39.8	67.9	72.3	68.5
Expense ratio	19.4	22.1	29.6	21.3	20.8	21.2
Combined ratio	86.5	92.7	69.4	89.2	93.1	89.7
Net catastrophe loss ratio[2]	0.6		1.9	0.6	0.2	0.6

Actuarial Adjustments[3]
Reserve Decrease/(Increase)
Prior accident years						$(17)
Current accident year						45
Calendar year actuarial adjustment	$36	$49	$(24)	$61	$(33)	$28

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$(17)
All other development						79
Total development						$62

Calendar year loss/LAE ratio						68.5
Accident year loss/LAE ratio						69.4

1 The decrease in net premiums written was primarily attributable to transportation network company (TNC) business, due to certain policies written in October 2024 not renewing in October 2025. Excluding the TNC business, total Commercial Lines net premiums written would have decreased 2% for the month.
2 Represents catastrophe losses incurred during the period, including development on prior events and the impact of reinsurance, if any, as a percent of net premiums earned.
3 Represents adjustments solely based on our normally scheduled actuarial reviews. For our Personal Lines property business, the actuarial reserving methodology includes changes to catastrophe losses, while the reviews in our personal and commercial vehicle businesses do not include catastrophes.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
For the year-to-date period ended October 31, 2025
($ in millions)
(unaudited)

Year-to-Date
	Personal Lines Business				Commercial
	Vehicles				Lines	Companywide
	Agency	Direct	Property	Total	Business	Total
Net Premiums Written	$25,227	$33,437	$2,654	$61,318	$9,348	$70,668
% Growth in NPW	12%	19%	2%	15%	(4)%	12%
Net Premiums Earned	$24,351	$31,562	$2,608	$58,521	$9,124	$67,646
% Growth in NPE	16%	23%	5%	19%	3%	17%

GAAP Ratios
Loss/LAE ratio	64.9	67.6	47.9	65.7	67.9	65.9
Expense ratio	20.2	22.3	29.2	21.7	20.5	21.6
Combined ratio	85.1	89.9	77.1	87.4	88.4	87.5
Net catastrophe loss ratio[1]	1.9		12.5	2.4	0.4	2.1

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$237
Current accident year						236
Calendar year actuarial adjustment	$160	$181	$110	$451	$19	$473

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$237
All other development						893
Total development						$1,130

Calendar year loss/LAE ratio						65.9
Accident year loss/LAE ratio						67.6

1 Represents catastrophe losses incurred during the year, including development on prior events and the impact of reinsurance, as a percent of net premiums earned.
2 Represents adjustments solely based on our normally scheduled actuarial reviews. For our Personal Lines property business, the actuarial reserving methodology includes changes to catastrophe losses, while the reviews in our personal and commercial vehicle businesses do not include catastrophes.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
BALANCE SHEET AND OTHER INFORMATION
(millions - except per share amounts and common shares repurchased)
(unaudited)

October 31, 2025
CONDENSED GAAP BALANCE SHEET:
Investments, at fair value:
Available-for-sale securities:
Fixed maturities[1] (amortized cost: $89,918)	$90,272
Short-term investments (amortized cost: $1,427)	1,427
Total available-for-sale securities	91,699
Equity securities:
Nonredeemable preferred stocks (cost: $454)	434
Common equities (cost: $809)	4,132
Total equity securities	4,566
Total investments[2]	96,265
Net premiums receivable	16,485
Reinsurance recoverables (including $3,884 on unpaid loss and LAE reserves)	4,178
Deferred acquisition costs	2,162
Other assets	4,180
Total assets	$123,270

Unearned premiums	$26,742
Loss and loss adjustment expense reserves	42,554
Other liabilities[2]	10,725
Debt	6,897
Total liabilities	86,918
Shareholders’ equity	36,352
Total liabilities and shareholders’ equity	$123,270

Common shares outstanding	586.3
Common shares repurchased in the current month	111,240
Average cost per common share	$219.47
Book value per common share	$62.00
Trailing 12-month return on average common shareholders’ equity
Net income	36.5%
Comprehensive income	41.1%
Net unrealized pretax gains (losses) on fixed-maturity securities	$341
Increase (decrease) from the previous month	$92
Increase (decrease) from December 2024	$2,131
Debt-to-total capital ratio	15.9%
Fixed-income portfolio duration	3.5
Weighted average credit quality	AA- .
1 As of October 31, 2025, we held certain hybrid securities and recognized a change in fair value of $13 million as a realized gain during the period we held these securities.
2 At October 31, 2025, we had $801 million of net unsettled security transactions classified in “other liabilities.”

Monthly Commentary
•The Company has no additional commentary regarding October’s results.
Events
We plan to release November results on Wednesday, December 17, 2025, before the market opens.
About Progressive
Progressive Insurance® makes it easy to understand, buy and use car insurance, home insurance, and other protection needs. Progressive offers choices so consumers can reach us however it’s most convenient for them — online at progressive.com, by phone at 1-800-PROGRESSIVE, via the Progressive mobile app, or in-person with a local agent.
Progressive provides insurance for personal and commercial autos and trucks, motorcycles, boats, recreational vehicles, and homes; it is the second largest personal auto insurer in the country, a leading seller of commercial auto, motorcycle, and boat insurance, and one of the top 15 homeowners insurance carriers.
Founded in 1937, Progressive continues its long history of offering shopping tools and services that save customers time and money, like Name Your Price®, Snapshot®, and HomeQuote Explorer®.
The Common Shares of The Progressive Corporation, the Mayfield Village, Ohio-based holding company, trade publicly at NYSE: PGR.
Regulation FD Disclosure Outlets
The Company disseminates information to the public about the Company, its products, services and other matters through various outlets in order to achieve broad, non-exclusionary, distribution of information to the public. These outlets include the Company’s website (progressive.com) and its investor relations website (investors.progressive.com). We encourage investors and others to review the information the Company makes public through these outlets, as such information distributed through these outlets may be considered to be material information.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Investors are cautioned that certain statements in this report not based upon historical fact are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These statements often use words such as “estimate,” “expect,” “intend,” “plan,” “believe,” “goal,” “target,” “anticipate,” “will,” “could,” “likely,” “may,” “should,” and other words and terms of similar meaning, or are tied to future periods, in connection with a discussion of future operating or financial performance. Forward-looking statements are not guarantees of future performance, are based on current expectations and projections about future events, and are subject to certain risks, assumptions and uncertainties that could cause actual events and results to differ materially from those discussed herein. These risks and uncertainties include, without limitation, uncertainties related to:

•our ability to underwrite and price risks accurately and to charge adequate rates to policyholders;
•our ability to establish accurate loss reserves;
•the impact of severe weather, other catastrophe events, and climate change;
•the effectiveness of our reinsurance programs and the continued availability of reinsurance and performance by reinsurers;
•the secure and uninterrupted operation of the systems, facilities, and business functions and the operation of various third-party systems that are critical to our business;
•the impacts of a security breach or other attack involving our technology systems or the systems of one or more of our vendors;
•our ability to maintain a recognized and trusted brand and reputation;
•whether we innovate effectively and respond to our competitors’ initiatives;
•whether we effectively manage complexity as we develop and deliver products and customer experiences;
•the highly competitive nature of property-casualty insurance markets;
•whether we adjust claims accurately;
•compliance with complex and changing laws and regulations;
•the impact of misconduct or fraudulent acts by employees, agents, and third parties to our business and/or exposure to regulatory assessments;
•our ability to attract, develop, and retain talent and maintain appropriate staffing levels;
•litigation challenging our business practices, and those of our competitors and other companies;
•the success of our business strategy and efforts to acquire or develop new products or enter into new areas of business and our ability to navigate the related risks;
•how intellectual property rights affect our competitiveness and our business operations;
•the success of our development and use of new technology and our ability to navigate the related risks;
•the performance of our fixed-income and equity investment portfolios;
•the impact on our investment returns and strategies from regulations and societal pressures relating to environmental, social, governance and other public policy matters;
•our continued ability to access our cash accounts and/or convert investments into cash on favorable terms;
•the impact if one or more parties with which we enter into significant contracts or transact business fail to perform;
•legal restrictions on our insurance subsidiaries’ ability to pay dividends to The Progressive Corporation;
•our ability to obtain capital when necessary to support our business, our financial condition, and potential growth;
•evaluations and ratings by credit rating and other rating agencies;
•the variable nature of our common share dividend policy;
•whether our investments in certain tax-advantaged projects generate the anticipated returns;
•the impact from not managing to short-term earnings expectations in light of our goal to maximize the long-term value of the enterprise;
•the impacts of epidemics, pandemics, or other widespread health risks; and
•other matters described from time to time in our releases and publications, and in our periodic reports and other documents filed with the United States Securities and Exchange Commission, including, without limitation, the Risk Factors section of our Annual Report on Form 10-K for the year ending December 31, 2024.

Any forward-looking statements are made only as of the date presented. Except as required by applicable law, we undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or developments or otherwise.

In addition, investors should be aware that accounting principles generally accepted in the United States prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when we establish reserves for one or more contingencies. Also, our regular reserve reviews may result in adjustments of varying magnitude as additional information regarding claims activity becomes known. Reported results, therefore, may be volatile in certain accounting periods.